EXHIBIT 32.1

                                 CERTIFICATION

I, Richard Reiss, Chief Executive Officer of Wire One Technologies, Inc., (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

      1) the quarterly report on Form 10-Q of the Company for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates of and for the periods indicated.


August 14, 2003                               /s/ Richard A.  Reiss
                                              ----------------------------------
                                              Richard A. Reiss
                                              Chief Executive Officer